53284
6/99 Prospectus Supplement
dated June 7, 1999 to:
PUTNAM VARIABLE TRUST (THE "TRUST")
Prospectuses dated April 30, 1999

On June 4, 1999, the Trustees approved a proposal to amend the fee rate payable to Putnam Investment Management, Inc. ("Putnam Management") for the Putnam VT Global Growth Fund's Management Contract. At current asset levels, the proposal will result in a fee increase for Putnam Management. The proposed increase is subject to shareholder approval and will be submitted to shareholders at a meeting scheduled to be held on November 4, 1999. If approved at that meeting, management fees for Putnam VT Global Growth Fund would thereafter be paid at the annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% of any amount thereafter.

As a result of the proposed change, the first paragraph and chart under the section "Who manages the funds?" are replaced with the following:

The Trust's Trustees oversee the general conduct of each fund's business. The Trustees have retained Putnam
Management to be the funds' investment manager, responsible for making investment decisions for the funds and managing the funds' other affairs and business. Each fund pays
Putnam Management a quarterly management fee for these services based on the fund's average net assets. Putnam
Management's address is One Post Office Square, Boston, MA
02109. The funds paid Putnam Management management fees in the following amounts (reflected as a percentage of average net assets for each fund's last fiscal year):

Putnam VT Asia Pacific Growth Fund           0.80%
Putnam VT Diversified Income Fund            0.67%
Putnam VT Global Asset Allocation Fund            0.65%
Putnam VT Global Growth Fund*                0.60%
Putnam VT Growth and Income Fund             0.46%
Putnam VT High Yield Fund                         0.64%
Putnam VT Income Fund                        0.60%
Putnam VT International Growth Fund               0.80%
Putnam VT International Growth and Income Fund         0.80%
Putnam VT International New Opportunities Fund**  1.18%
Putnam VT Money Market Fund
0.45%
Putnam VT New Opportunities Fund                  0.56%
Putnam VT New Value Fund                     0.70%
Putnam VT Utilities Growth and Income Fund        0.65%
Putnam VT Vista Fund                         0.65%
Putnam VT Voyager Fund                       0.54%

* On June 4, 1999, the Trustees approved a proposal to increase the fees payable Putnam Management under the fund's Management Contract. The proposed increase is subject to shareholder approval and will be submitted to shareholders at a meeting scheduled to be held on November 4, 1999. If approved at that meeting, management fees would thereafter be paid at the annual rate of 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% of any amount thereafter. If the new contract had been in effect during 1998, all fees paid to Putnam Management would have been 0.70% of average net assets for the year.

** The management fee shown in the table reflects an expense limitation then in effect or currently in effect. In the absence of an expense limitation, the management fee for Putnam VT International New
Opportunities Fund would have been
1.20%.
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